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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 29, 2004

                          THE HARTCOURT COMPANIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      UTAH
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                 (State or Other Jurisdiction of Incorporation)

       001-12671                                           87-0400541
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(Commission File Number)                       (IRS Employer Identification No.)


 3F, 710 CHANGPING ROAD, SHANGHAI CHINA                            200040
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(Address of Principal Executive Offices)                         (Zip Code)

                                (86 21) 52138810
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On January 6, 2005, The Hartcourt Companies, Inc (the "Company") filed its report on Form 8-K disclosing the termination of Loral International Certified Public Accountants ("Loral") as the Company's certifying accountant. The Company now amends and updates such 8-K by filing Loral's written response thereto pursuant to Regulation S-B Item 304(a)(3). A copy of Loral's letter is attached to this Form 8-K/A as
         Exhibit 16.2 and filed herewith.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

16.2 Letter dated January 3, 2005, from Loral International Certified Public Accountants.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE HARTCOURT COMPANIES, INC.
                                                  (Registrant)

Date:  January 20, 2005                      By: /S/ CARRIE HARTWICK
                                                 -------------------------------
                                                 Carrie Hartwick
                                                 Chief Executive Officer


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                                                               INDEX TO EXHIBITS


EXHIBIT NO.   DESCRIPTION
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16.2          Letter dated January 3, 2005, from Loral International Certified
              Public Accountants responding to Company's form 8-K.